Exhibit to Schedule 13G

                             JOINT FILING AGREEMENT

         We , the signatories of the statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated:   February 9, 1999


                                          WESTBROOK REAL ESTATE PARTNERS, L.L.C.


                                          By:  /s/ Patrick K. Fox
                                               ---------------------------------
                                               Name:    Patrick K. Fox
                                               Title:   Attorney-in-Fact


                                          WESTBROOK REAL ESTATE PARTNERS
                                               MANAGEMENT II, L.L.C.


                                          By:  /s/ Patrick K. Fox
                                               ---------------------------------
                                               Name:    Patrick K. Fox
                                               Title:   Attorney-in-Fact


                                          WESTBROOK REAL ESTATE FUND II, L.P.


                                          By:  /s/ Patrick K. Fox
                                               ---------------------------------
                                               Name:    Patrick K. Fox
                                               Title:   Attorney-in-Fact


                                          WESTBROOK REAL ESTATE  CO-INVESTMENT
                                               PARTNERSHIP II, L.P.


                                          By:  /s/ Patrick K. Fox
                                               ---------------------------------
                                               Name:    Patrick K. Fox
                                               Title:   Attorney-in-Fact


                                          WESTBROOK BURNHAM HOLDINGS, L.L.C.


                                          By:  /s/ Patrick K. Fox
                                               ---------------------------------
                                               Name:    Patrick K. Fox
                                               Title:   Attorney-in-Fact


                                          WESTBROOK BURNHAM CO-HOLDINGS, L.L.C.


                                          By:  /s/ Patrick K. Fox
                                               ---------------------------------
                                               Name:    Patrick K. Fox
                                               Title:   Attorney-in-Fact

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                                          /s/ Gregory H. Hartman
                                          --------------------------------------
                                          Gregory H. Hartman




                                          /s/ Paul D. Kazilionis
                                          --------------------------------------
                                          Paul D. Kazilionis




                                          /s/ Jonathan H. Paul
                                          --------------------------------------
                                          Jonathan H. Paul




                                          /s/ William H. Walton III
                                          --------------------------------------
                                          William H. Walton III